                                                                   Exhibit 10.36

                                 ADDENDUM NO. 3

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS
                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            Lawrenceville, New Jersey


                  (hereinafter referred to as "Ceding Company")

                                       by

                       HANNOVER REINSURANCE (IRELAND) LTD
                                 Dublin, Ireland

                  (hereinafter referred to as the "Reinsurer")


The Ceding Company and the Reinsurer hereby agree to amend the captioned Reinsurance Treaty, effective January 1, 1999, with respect to business ceded for the 1999 Coverage Year and thereafter, as follows:

1) ARTICLE 5: COVERAGES AND AGGREGATE LIMITS, Section A, Coverage A, Part B

    The final sentence in the second paragraph is deleted and replaced with the following:

    "In no event shall Reinsurers be liable for more than $200,000,000 (two hundred million dollars) in the aggregate for Coverage A, Part B for each Coverage Year. This $200,000,000 aggregate limit for each Coverage Year shall be subject to the sub condition that not more than $15,000,000 (fifteen million dollars) in all (inclusive of Loss Adjustment Expenses) shall be recoverable from Reinsurers in respect of losses emanating from a loss layer of $7,000,000 (seven million dollars) each and every loss (inclusive of Loss Adjustment Expenses) excess of $3,000,000 (three million dollars) each and every loss (inclusive of Loss Adjustment Expenses).

    If SNWP exceeds $300,000,000 (three hundred million dollars) in a particular individual Coverage Year, then the Ceding Company shall participate in this particular individual Coverage Year with the Reinsurers in losses otherwise recoverable in the proportion calculated as follows:

         Ceding Company's Share:    Amount of SNWP in excess of $300,000,000
                                    ----------------------------------------
                                                    SNWP

    This proportion may be adjusted based on mutual consent of the Ceding Company and Reinsurers for Coverage Years 2000 and thereafter."

2) ARTICLE 6: DEFINITIONS, Section F, "Policies"

                  The definition of "Policies" is amended to add all assumed reinsurance from MIIX Insurance Company of New York (MIIX NY) in respect of original policies underwritten by MIIX NY and classified in accordance with the remainder of the existing definition.

3) ARTICLE 7: NET RETAINED LIABILITY

                  The third paragraph and maximum Net Retained Liability table are deleted and replaced with the following:

                  "The Ceding Company warrants that the maximum Net Retained Liability is as follows:

    Policies Classified As:                      Maximum Net Retained Liability
    -----------------------                      ------------------------------

    Property Insurance:
       Medical Office Policy                     $ 2,000,000 any one policy
       Other Property Coverage                   $   500,000 each and every loss

    All Other Policies                           $10,000,000 each and every loss


4) ARTICLE 8: CONSIDERATION, Section B, Reinsurers' Expense Charge

                  The first paragraph is deleted and replaced with the following:

                  "The Ceding Company shall pay Reinsurers for each Coverage Year a Reinsurers' Expense Charge equal to X%, as detailed in the table below, of all Coverage A, Part A and Part B Actual Consideration, including Coverage A, Part A Advance Consideration, subject to a minimum amount, effective for the 1999 Coverage Year and thereafter, of $2,650,000 (two million six hundred fifty thousand dollars) inclusive of intermediary commission, by direct payment to Reinsurers. There shall be no Reinsurers' Expense Charge in respect of Coverage A Additional Coverage Consideration, Coverage B Consideration, Coverage C Consideration and Coverage D Consideration."

In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:

Signed in Lawrenceville, New Jersey, this 30th day of July, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY


By:               /s/ Daniel J. Goldberg
                  ----------------------

Title:            President and Chief Executive Officer
                  -------------------------------------


Signed in Dublin, Ireland, this 20th day of July, 1999 for and on behalf of HANNOVER REINSURANCE (IRELAND) LTD


By:               /s/ Reinhard Elers
                  ------------------

Title:            Managing Director
                  -----------------

                                 ADDENDUM NO. 3

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS
                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            Lawrenceville, New Jersey


                  (hereinafter referred to as "Ceding Company")

                                       by

                         E & S REINSURANCE (IRELAND) LTD
                                 Dublin, Ireland

                  (hereinafter referred to as the "Reinsurer")


The Ceding Company and the Reinsurer hereby agree to amend the captioned Reinsurance Treaty, effective January 1, 1999, with respect to business ceded for the 1999 Coverage Year and thereafter, as follows:

1) ARTICLE 5: COVERAGES AND AGGREGATE LIMITS, Section A, Coverage A, Part B

         The final sentence in the second paragraph is deleted and replaced with the following:

         "In no event shall Reinsurers be liable for more than $200,000,000 (two hundred million dollars) in the aggregate for Coverage A, Part B for each Coverage Year. This $200,000,000 aggregate limit for each Coverage Year shall be subject to the sub condition that not more than $15,000,000 (fifteen million dollars) in all (inclusive of Loss Adjustment Expenses) shall be recoverable from Reinsurers in respect of losses emanating from a loss layer of $7,000,000 (seven million dollars) each and every loss (inclusive of Loss Adjustment Expenses) excess of $3,000,000 (three million dollars) each and every loss (inclusive of Loss Adjustment Expenses).

         If SNWP exceeds $300,000,000 (three hundred million dollars) in a particular individual Coverage Year, then the Ceding Company shall participate in this particular individual Coverage Year with the Reinsurers in losses otherwise recoverable in the proportion calculated as follows:

                 Ceding Company's Share:Amount of SNWP in excess of $300,000,000
                                        ----------------------------------------
                                                         SNWP

         This proportion may be adjusted based on mutual consent of the Ceding Company and Reinsurers for Coverage Years 2000 and thereafter."

ARTICLE 6: DEFINITIONS, Section F, "Policies"

                  The definition of "Policies" is amended to add all assumed reinsurance from MIIX Insurance Company of New York (MIIX NY) in respect of original policies underwritten by MIIX NY and classified in accordance with the remainder of the existing definition.

3) ARTICLE 7: NET RETAINED LIABILITY

                  The third paragraph and maximum Net Retained Liability table are deleted and replaced with the following:

                  "The Ceding Company warrants that the maximum Net Retained Liability is as follows:

    Policies Classified As:                     Maximum Net Retained Liability
    -----------------------                     ------------------------------

    Property Insurance:
       Medical Office Policy                    $  2,000,000 any one policy
       Other Property Coverage                  $    500,000 each and every loss

    All Other Policies                           $10,000,000 each and every loss


4) ARTICLE 8: CONSIDERATION, Section B, Reinsurers' Expense Charge

                  The first paragraph is deleted and replaced with the following:

                  "The Ceding Company shall pay Reinsurers for each Coverage Year a Reinsurers' Expense Charge equal to X%, as detailed in the table below, of all Coverage A, Part A and Part B Actual Consideration, including Coverage A, Part A Advance Consideration, subject to a minimum amount, effective for the 1999 Coverage Year and thereafter, of $2,650,000 (two million six hundred fifty thousand dollars) inclusive of intermediary commission, by direct payment to Reinsurers. There shall be no Reinsurers' Expense Charge in respect of Coverage A Additional Coverage Consideration, Coverage B Consideration, Coverage C Consideration and Coverage D Consideration."

In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:

Signed in Lawrenceville, New Jersey, this 30th day of July, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY



By:               /s/ Daniel J. Goldberg
                  ----------------------

Title:            President and Chief Executive Officer
                  -------------------------------------

Signed in Dublin, Ireland, this 20th day of July, 1999 for and on behalf of E & S REINSURANCE (IRELAND) LTD


By:               /s/ Reinhard Elers
                  ------------------

Title:            Managing Director
                  -----------------

                                 ADDENDUM NO. 3

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS
                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            Lawrenceville, New Jersey


                  (hereinafter referred to as "Ceding Company")

                                       by

                UNDERWRITERS REINSURANCE COMPANY (BARBADOS) INC.
                     Rockley, Christ Church, Barbados, W.I.

                  (hereinafter referred to as the "Reinsurer")


The Ceding Company and the Reinsurer hereby agree to amend the captioned Reinsurance Treaty, effective January 1, 1999, with respect to business ceded for the 1999 Coverage Year and thereafter, as follows:

1) ARTICLE 5: COVERAGES AND AGGREGATE LIMITS, Section A, Coverage A, Part B

                  The final sentence in the second paragraph is deleted and replaced with the following:

                  "In no event shall Reinsurers be liable for more than $200,000,000 (two hundred million dollars) in the aggregate for Coverage A, Part B for each Coverage Year. This $200,000,000 aggregate limit for each Coverage Year shall be subject to the sub condition that not more than $15,000,000 (fifteen million dollars) in all (inclusive of Loss Adjustment Expenses) shall be recoverable from Reinsurers in respect of losses emanating from a loss layer of $7,000,000 (seven million dollars) each and every loss (inclusive of Loss Adjustment Expenses) excess of $3,000,000 (three million dollars) each and every loss (inclusive of Loss Adjustment Expenses).

         If SNWP exceeds $300,000,000 (three hundred million dollars) in a particular individual Coverage Year, then the Ceding Company shall participate in this particular individual Coverage Year with the Reinsurers in losses otherwise recoverable in the proportion calculated as follows:

            Ceding Company's Share:    Amount of SNWP in excess of $300,000,000
                                       -----------------------------------------
                                                         SNWP

    This proportion may be adjusted based on mutual consent of the Ceding Company and Reinsurers for Coverage Years 2000 and thereafter."

2) ARTICLE 6: DEFINITIONS, Section F, "Policies"

                  The definition of "Policies" is amended to add all assumed reinsurance from MIIX Insurance Company of New York (MIIX NY) in respect of original policies underwritten by MIIX NY and classified in accordance with the remainder of the existing definition.

3) ARTICLE 7: NET RETAINED LIABILITY

                  The third paragraph and maximum Net Retained Liability table are deleted and replaced with the following:

                  "The Ceding Company warrants that the maximum Net Retained Liability is as follows:

    Policies Classified As:                      Maximum Net Retained Liability
    -----------------------                      ------------------------------

    Property Insurance:
       Medical Office Policy                     $ 2,000,000 any one policy
       Other Property Coverage                   $   500,000 each and every loss

    All Other Policies                           $10,000,000 each and every loss


4) ARTICLE 8: CONSIDERATION, Section B, Reinsurers' Expense Charge

         The first paragraph is deleted and replaced with the following:

                  "The Ceding Company shall pay Reinsurers for each Coverage Year a Reinsurers' Expense Charge equal to X%, as detailed in the table below, of all Coverage A, Part A and Part B Actual Consideration, including Coverage A, Part A Advance Consideration, subject to a minimum amount, effective for the 1999 Coverage Year and thereafter, of $2,650,000 (two million six hundred fifty thousand dollars) inclusive of intermediary commission, by direct payment to Reinsurers. There shall be no Reinsurers' Expense Charge in respect of Coverage A Additional Coverage Consideration, Coverage B Consideration, Coverage C Consideration and Coverage D Consideration."


In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:


Signed in Lawrenceville, New Jersey, this 30th day of July, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY


By:               /s/ Daniel J. Goldberg
                  ----------------------

Title:            President and Chief Executive Officer
                  -------------------------------------

Signed in Rockley, Christ Church, Barbados, W.I., this 26th day of July, 1999 for and on behalf of UNDERWRITERS REINSURANCE COMPANY (BARBADOS) INC.

By:               /s/ Daniel McKay
                  ----------------

Title:            President and Chief Executive Officer
                  -------------------------------------

                                 ADDENDUM NO. 3

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS
                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            Lawrenceville, New Jersey


                  (hereinafter referred to as "Ceding Company")

                                       by

                     EUROPEAN REINSURANCE COMPANY OF ZURICH
                               Zurich, Switzerland

                  (hereinafter referred to as the "Reinsurer")


The Ceding Company and the Reinsurers hereby agree to amend the captioned Reinsurance Treaty, effective January 1, 1999, with respect to business ceded for the 1999 Coverage Year and thereafter, as follows:

1) ARTICLE 5: COVERAGES AND AGGREGATE LIMITS, Section A, Coverage A, Part B

                  The final sentence in the second paragraph is deleted and replaced with the following:

                  "In no event shall Reinsurers be liable for more than $200,000,000 (two hundred million dollars) in the aggregate for Coverage A, Part B for each Coverage Year. This $200,000,000 aggregate limit for each Coverage Year shall be subject to the sub condition that not more than $15,000,000 (fifteen million dollars) in all (inclusive of Loss Adjustment Expenses) shall be recoverable from Reinsurers in respect of losses emanating from a loss layer of $7,000,000 (seven million dollars) each and every loss (inclusive of Loss Adjustment Expenses) excess of $3,000,000 (three million dollars) each and every loss (inclusive of Loss Adjustment Expenses).

         If SNWP exceeds $300,000,000 (three hundred million dollars) in a particular individual Coverage Year, then the Ceding Company shall participate in this particular individual Coverage Year with the Reinsurers in losses otherwise recoverable in the proportion calculated as follows:

            Ceding Company's Share:    Amount of SNWP in excess of $300,000,000
                                       -----------------------------------------
                                                         SNWP

    This proportion may be adjusted based on mutual consent of the Ceding Company and Reinsurers for Coverage Years 2000 and thereafter."

2) ARTICLE 6: DEFINITIONS, Section F, "Policies"

                  The definition of "Policies" is amended to add all assumed reinsurance from MIIX Insurance Company of New York (MIIX NY) in respect of original policies underwritten by MIIX NY and classified in accordance with the remainder of the existing definition.

3)       ARTICLE 7: NET RETAINED LIABILITY

                  The third paragraph and maximum Net Retained Liability table are deleted and replaced with the following:

                  "The Ceding Company warrants that the maximum Net Retained Liability is as follows:

    Policies Classified As:                      Maximum Net Retained Liability
    -----------------------                      ------------------------------

    Property Insurance:
       Medical Office Policy                     $ 2,000,000 any one policy
       Other Property Coverage                   $   500,000 each and every loss

    All Other Policies                           $10,000,000 each and every loss


4) ARTICLE 8: CONSIDERATION, Section B, Reinsurers' Expense Charge

                  The first paragraph is deleted and replaced with the following:

                  "The Ceding Company shall pay Reinsurers for each Coverage Year a Reinsurers' Expense Charge equal to X%, as detailed in the table below, of all Coverage A, Part A and Part B Actual Consideration, including Coverage A, Part A Advance Consideration, subject to a minimum amount, effective for the 1999 Coverage Year and thereafter, of $2,650,000 (two million six hundred fifty thousand dollars) inclusive of intermediary commission, by direct payment to Reinsurers. There shall be no Reinsurers' Expense Charge in respect of Coverage A Additional Coverage Consideration, Coverage B Consideration, Coverage C Consideration and Coverage D Consideration."


In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:


Signed in Lawrenceville, New Jersey, this 30th day of July, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY


By:               /s/ Daniel J. Goldberg
                  ----------------------

Title:            President and Chief Executive Officer
                  -------------------------------------


Signed in Zurich, Switzerland, this 23rd day of July, 1999 for and on behalf of EUROPEAN REINSURANCE COMPANY OF ZURICH

By:               /s/ Dr. Guido Furer
                  -------------------

Title:            Financial Solutions, Director
                  -----------------------------